UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

December 4, 2019

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

OWENS-ILLINOIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (Owens-Illinois, Inc.) Delaware (Owens-Illinois Group, Inc.) (State or other jurisdiction of incorporation)	1-9576 33-13061 (Commission File Number)	22-2781933 34-1559348 (IRS Employer Identification No.)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value per share, of Owens-Illinois, Inc.	OI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS.

On December 4, 2019, Owens-Illinois, Inc. (“O-I” or the “Company”) issued a press release (the “Press Release”) announcing that the Board of Directors of the Company authorized the commencement of (1) consent solicitations to amend and waive certain provisions in the indentures governing the outstanding senior notes issued by certain of the Company’s subsidiaries and (2) an amendment to the Company’s Third Amended and Restated Credit Agreement and Syndicated Facility Agreement (the “Credit Agreement”). The purpose of the consent solicitations and the amendment to the Credit Agreement is to facilitate the implementation of the Corporate Modernization (as defined below), which, if implemented, would be expected to be completed by the end of 2019.

The Company believes the Corporate Modernization would improve the Company’s operating efficiency and cost structure, while ensuring the Company remains well-positioned to address its legacy liabilities.

It is not expected that the Corporate Modernization would result in a change in the directors, executive officers, management or business of the public company, or impact the timing of the declaration and payment of regular quarterly dividends. In addition, from a credit perspective, the Corporate Modernization is not expected to affect cash flow support from subsidiaries or change the credit group for purposes of the senior notes issued by the Company's subsidiaries or the Credit Agreement.

As contemplated, the Corporate Modernization would be implemented pursuant to Section 251(g) of the Delaware General Corporation Law, which permits the creation of a holding company through a merger with a direct or indirect wholly owned subsidiary of the constituent corporation without stockholder approval. The Corporate Modernization, if implemented, would involve a series of transactions (together with certain related transactions, the “Corporate Modernization”) pursuant to which (1) O-I will form a new holding company, which will be a Delaware corporation, O-I Glass, Inc. (“O-I Glass”), as a direct wholly owned subsidiary of O-I and a sister company to Owens-Illinois Group, Inc. (“OI Group”); (2) O-I Glass will form a new Delaware limited liability company (“Paddock Enterprises, LLC”), as a direct wholly owned subsidiary of O-I Glass; (3) O-I will merge with and into Paddock Enterprises, LLC, with Paddock Enterprises, LLC continuing as the surviving entity, as a result of which Paddock Enterprises, LLC will be a direct wholly owned subsidiary of O-I Glass; and (4) Paddock Enterprises, LLC will distribute 100% of the capital stock of OI Group to O-I Glass, as a result of which OI Group will be a direct wholly owned subsidiary of O-I Glass and sister company to Paddock Enterprises, LLC.

O-I Glass would replace O-I as the public company trading on the New York Stock Exchange under O-I’s current ticker symbol, “OI” In connection with the merger described above, each outstanding share of O-I’s common stock would automatically convert into the right to receive a share of common stock of O-I Glass on a one-for-one basis. It is intended that the Corporate Modernization, if implemented, should be a tax-free transaction for U.S. federal income tax purposes for O-I and O-I’s stockholders.

A copy of the Press Release is filed herewith as Exhibit 99.1 and incorporated by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 27A of the Securities Act of 1933. These forward-looking statements relate to a variety of matters, including, without limitation, statements regarding the approval, consummation and potential impact of the Corporate Modernization. Forward-looking statements reflect the Company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward-looking statements.

It is possible that the Company’s future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) the anticipated timing of the implementation and consummation of the Corporate Modernization, (2) the potential impact of the Corporate Modernization on the Company’s branding and business, (3) the potential costs of the Corporate Modernization, (4) the Company’s ability to manage its cost structure, including its success in implementing restructuring or other plans aimed at improving the Company’s operating efficiency and working capital management, achieving cost savings, and remaining well-positioned to address the Company’s legacy liabilities, (5) the Company’s ability to acquire or divest businesses, acquire and expand plants, integrate operations of acquired businesses and achieve expected benefits from acquisitions, divestitures or expansions, (6) the Company’s ability to achieve its strategic plan, (7) foreign currency fluctuations relative to the U.S. dollar, (8) changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to refinance debt at favorable terms, (9) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to Brexit, economic and social conditions, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in tax rates and laws, (10) the Company’s ability to generate sufficient future cash flows to ensure the Company’s goodwill is not impaired, (11) consumer preferences for alternative forms of packaging, (12) cost and availability of raw materials, labor, energy and transportation, (13) consolidation among competitors and customers, (14) unanticipated expenditures with respect to data privacy, environmental, safety and health laws, (15) unanticipated operational disruptions, including higher capital spending, (16) the Company’s ability to further develop its sales, marketing and product development capabilities, (17) the failure of the Company’s joint venture partners to meet their obligations or commit additional capital to the joint venture, (18) the ability of the Company and the third parties on which it relies for information technology system support to prevent and detect security breaches related to cybersecurity and data privacy, (19) changes in U.S. trade policies, and the other risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and any subsequently filed Quarterly Reports on Form 10-Q or the Company’s other filings with the Securities and Exchange Commission.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit
No.	Description
99.1	Press Release, dated December 4, 2019
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: December 4, 2019	By:	/s/ John A. Haudrich
	Name:	John A. Haudrich
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS GROUP, INC.

Date: December 4, 2019	By:	/s/ John A. Haudrich
	Name:	John A. Haudrich
	Title:	President and Chief Financial Officer